                                                                   EXHIBIT 10.35

                               RightStart.com Inc.

                             1999 STOCK OPTION PLAN

                                   * * * * *


     1. Purpose.  The purpose of the RightStart.com Inc. 1999 Stock Option Plan
        -------
(the "Plan") is to further and promote the interests of RightStart.com Inc. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate key employees, directors and consultants, or those who will become key employees, and directors or consultants, and to align the interests of those individuals and the Company's shareholders.

     2. Certain Definitions. For purposes of the Plan, the following terms shall
        -------------------
have the meanings set forth below:

        2.1 "Affiliate" means any person or entity of any kind effectively controlling, effectively controlled by or under common control with The Right Start, Inc., a California corporation ("Right Start").

        2.2 "Award Agreement" means the agreement executed by a Participant pursuant to Sections 3.2 and 11.5 of the Plan in connection with the granting of a Stock Option (as defined in Section 6.1 below).

        2.3 "Board" means the Board of Directors of the Company, as constituted from time to time.

        2.4 "Cause" means (a) the commission of an act of fraud or embezzlement, or the commission of any felony by a Participant; (b) willful misconduct by a Participant that brings the Company, or any Subsidiary, or any officer, director, employee or owner of the Company, its Parent or any Subsidiary, into disrepute or causes material injury to the Company, its Parent or any Subsidiary; (c) a Participant's breach of any confidentiality agreement or any other contractual agreement with the Company, its Parent or any Subsidiary, or the unauthorized disclosure or use of confidential or proprietary information of the Company, its Parent or any Subsidiary; or (d) the willful and continued failure of Participant to perform his or her duties other than such failure resulting from the Participant's incapacity due to physical or mental illness or injury.

        2.5 "Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.
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                                      -2-


        2.6 "Committee" means the committee of the Board established from time to time in the sole discretion of the Board to administer the Plan, as described in Section 3 of the Plan.

        2.7 "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

        2.8 "Company" means RightStart.com Inc., a Delaware corporation, or any successor corporation to RightStart.com Inc.

        2.9 "Disability" means any physical or mental disability which is reasonably likely to prevent the Participant from performing the Participant's assigned duties or responsibilities for the Company or any Subsidiary for more than six months, as determined by the Board or the Committee in good faith.

        2.10 "Fair Market Value" means on, or with respect to, any given date(s), the fair market value of a share of Common Stock, as determined in good faith by the Board in its sole discretion, using the most recent prior annual valuation of the Company (as determined pursuant to Section 3.4 of the Plan) or the price to be paid pursuant to a bona fide offer from a third party for a share of Common Stock (in the case of any Merger Event).

        2.11 "Incentive Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

        2.12  "Merger Event" shall have the meaning assigned to such term in
Section 9.3.1 of this Plan.

        2.13 "Non-Qualified Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

        2.14 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations, including and ending with the Company, if each of such corporations, other than the first corporation in the unbroken chain, is majority owned by, directly or indirectly, one of the other corporations in such chain.

        2.15 "Participant" means any individual who is selected from time to time under Sections 5 and 6 to receive an award under the Plan.

        2.16 "Plan" means the RightStart.com Inc. 1999 Stock Option Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).
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                                      -3-

        2.17 "Rule 701" means Rule 701 promulgated under the Securities Act of 1933, as amended or any successor law or regulation.

        2.18 "Rule 701 Exemption" means an exemption from federal registration under the Securities Act of 1933, as amended, pursuant to Rule 701.

        2.19 "Subsidiary(ies)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

     3. Administration.
        --------------

        3.1 General.  The Plan shall be administered by the Board or a Committee
            -------
of the Board, as determined by the Board in its sole discretion. The Committee may be appointed from time to time by the Board and shall be comprised of not less than two of the then members of the Board. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

        3.2   Plan Administration and Plan Rules. The Board or the Committee, is
              ----------------------------------
authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation and administration of the Plan. Subject to the terms and conditions of the Plan, the Board or the Committee shall make all determinations necessary or advisable for the implementation and administration of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making awards in such amounts and form as the Board or the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such awards as the Board or the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Board or the Committee may designate persons other than members of the Board or the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Board or the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any awards to Participants. The Board's or the Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Board or the Committee in connection with the construction, interpretation, administration, or implementation of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of awards under the Plan, in accordance with the determinations made by the Board or the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Board or the Committee.

        3.3  Liability Limitation. Neither the Board nor the Committee,
             --------------------
nor any member of either, nor any officer of the Company, its Parent or its Subsidiaries, if any, shall be
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                                      -4-

liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee and the officers of the Company, its Parent and its Subsidiaries, if any, shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

        3.4 Annual Valuation. An annual valuation of the Company shall be
            ----------------
performed in respect of each fiscal year of the Company during which awards are granted or remain outstanding under the Plan. Such valuation shall be performed by a valuation expert or an investment banking firm selected by the Board in good faith. The final determination as to the annual valuation shall be made solely by the Board in its sole discretion. The initial Fair Market Value of the Company for purposes of initial option grants under the Plan shall be $0.45 per share.

     4. Term of Plan/Common Stock Subject to Plan.
        -----------------------------------------

        4.1 Term.  The Plan shall terminate on July 12, 2009, except with
            ----
respect to awards then outstanding. After such date no further awards shall be granted under the Plan.

        4.2 Common Stock. The maximum number of shares of Common Stock in
            ------------
respect of which awards may be granted under the Plan, subject to adjustment as provided in Section 9.2 of the Plan, shall not exceed 1,818,000 shares of Common Stock; provided, however, that no more than fifteen percent (15%) of the
       --------  -------
outstanding number of shares of Common Stock on the date the Plan is approved by the Board (or such larger percentage permitted by Rule 701) shall be issued under a Rule 701 Exemption. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

     5.  Eligibility.  Individuals eligible for awards under the Plan shall
         -----------
consist of (i) all employees, directors and consultants, or those who will become such employees, directors or consultants of the Company, its Parent or any Subsidiary and (ii) directors of the Company, who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries or whose performance or contribution, in the sole discretion of the Board or the Committee benefits or will benefit the Company or any Subsidiary.
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                                      -5-

     6. Stock Options.
        -------------

        6.1   Terms and Conditions. Stock options granted under the Plan shall
              --------------------
be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s)"); provided, however, that non-employee directors of the
                    --------  -------
Company shall not be eligible to receive Incentive Stock Options under the Plan. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Board or the Committee shall set forth in the relevant Award Agreement.

        6.2  Grant. Stock Options may be granted under the Plan in such form as
             -----
the Board or the Committee may from time to time approve; provided, however,
                                                          --------  -------
that non-employee directors of the Company shall not be eligible to receive Incentive Stock Options under the Plan. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or its parent corporation or any Subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

        6.3  Exercise  Price.  The exercise price per share of Common Stock
             ---------------
subject to an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, however, that, in the case of a 10% Shareholder,
                   --------  -------
the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant.

        6.4 Term.  The term of each Stock Option shall expire not more than ten
            ----
years (five years, in the case of an Incentive Stock Option granted to a 10% Shareholder) after the date immediately preceding the date on which the Stock Option is granted.

        6.5  Method of Exercise.  A Stock Option may be exercised, in whole or
             ------------------
in part, by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

        6.6  Exercisability. In respect of any Stock Option granted under the
             --------------
Plan, unless otherwise provided in the Participant's Award Agreement or in the Participant's employment agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option as follows:
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                                      -6-

                  11.5.1 on the first anniversary of the date of grant of the Stock Option, one-fourth of the shares of Common Stock underlying such Stock Option shall become exercisable; and

                  11.5.2 thereafter, the remaining unvested Common Stock underlying such Stock Option shall become exercisable in thirty-six
         (36) equal monthly installments.

Notwithstanding the foregoing, such vesting shall continue to occur only if the Participant is then employed by the Company, its Parent and/or one of its Subsidiaries.

Notwithstanding anything to the contrary contained in this Section 6.6, any such Stock Option shall become one hundred percent (100%) exercisable, in accordance with Section 9.3 below, as to the aggregate number of shares of Common Stock underlying such Stock Option upon the occurrence of a Merger Event (as defined in Section 9.3.1 below).


     11   Termination of Employment.
          -------------------------

          7.1  General.  If a Participant's employment with the Company, its
               -------
Parent or any Subsidiary terminates for any reason, any then unexercisable Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

          7.2  For Cause.  If a Participant's employment with the Company, its
               ---------
Parent or any Subsidiary or service as a director of Company is terminated for Cause, such Participant's rights, if any, to exercise any then exercisable Stock Options shall terminate on the date of such termination for Cause and such Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

          7.3  Voluntary Termination.  If a Participant voluntarily terminates
               ---------------------
employment with the Company, its Parent or any Subsidiary or service as a director of the Company (other than a termination due to death or Disability), such Participant's rights, if any, to exercise any then exercisable Stock Options shall terminate thirty days after the date of such voluntary termination (but not beyond the stated term of any such Stock Option as determined under Section 6.4) and thereafter such Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

          7.4  Death/Disability.  If a Participant's employment with the
               ----------------
Company, its Parent or any Subsidiary or service as a director of the Company is terminated due to death or Disability, such Participant's Stock Options shall immediately become one hundred percent (100%) exercisable (regardless of the exercisability or vesting schedule set forth in the Award Agreement or the Plan relating to such Stock Options) and such Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Board or the Committee) shall have the right to exercise such Participant's

Stock Options at any time within the one-year period following such termination due to death or Disability (but not beyond the term of any such Stock Option as determined under Section 6.4) and thereafter such Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

          7.5  Without Cause.  If a Participant's employment with the Company,
               -------------
its Parent or any Subsidiary or service as a director of the Company is terminated without Cause, such Participant's rights, if any, to exercise any then exercisable Stock Options shall terminate ninety days after the date of such termination (but not beyond the stated term of any such Stock Options as determined under Section 6.4) and thereafter such Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

          7.6  Board or Committee Discretion.  The Board or the Committee, in
               -----------------------------
their sole discretion, may determine that any Participant's Stock Options, to the extent exercisable immediately prior to any termination of employment or as a result thereof, may remain exercisable for an additional specified time period after the period specified above in this Section 7 expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option.

     11   Non-transferability of Awards.
          -----------------------------

          11.5  Stock  Options.  Unless otherwise provided in the Participant's
                --------------
Award Agreement, no award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or pursuant to the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgments, alimony, or separate maintenance. During the lifetime of a Participant, Stock Options are exercisable only by the Participant.

          11.6  Shares of Common Stock.  No voluntary or involuntary sale,
                ----------------------
transfer, pledge, encumbrance or other disposition or hypothecation of shares of the Company after issuance thereof to the Participant (or of any shares subsequently issued in respect of such shares, whether as a stock dividend or otherwise), shall or may, prior to the occurrence of the Initial Public Offering (as defined below), be made or suffered by the Participant or such Participant's estate, designated beneficiary or other legal representative, other than by the Participant to a trust for the sole benefit of the Participant's Immediate Family (as defined below); provided, however, that any such trust shall be
                           --------  -------
subject to the restrictions set forth in the Plan. For purposes of the Plan, (a) "Initial Public Offering" means the sale in a public offering by the Company of its ordinary common shares representing not less than ten percent (10%) of its outstanding ordinary shares (after giving effect to such offering), and (b) "Immediate Family" means the Participant's spouse and/or lineal descendants (including without limitation legally adopted children).
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                                      -8-

          8.3  Purchase Right.
               --------------

               8.3.1 If, prior to the occurrence of the Initial Public Offering, a Participant terminates employment with the Company, its Parent or any Subsidiary for any reason, all shares of the Common Stock acquired by such Participant upon the exercise of any Stock Options under the Plan or otherwise are subject, at the election of the Company, to purchase by the Company at a per share price equal to their then Fair Market Value (the "Purchase Right"). If the Company elects to exercise such Purchase Right, the Company must make such election within 60 days after any such Participant terminates employment with the Company, its Parent or any Subsidiary (or, in the case of securities issued upon exercise of Stock Options after the date of a Participant's termination of employment, within 60 days after the date of exercise). If the Company elects in a timely fashion to exercise the Purchase Right hereunder to purchase such shares from the terminated Participant, the Company shall notify the Participant in writing of its intention to do so (the "Purchase Notice") and shall set forth in the Purchase Notice the aggregate purchase price payable to such Participant, as determined in accordance with this Section 8.3. Such aggregate purchase price shall be payable in accordance with the following three sentences. No later than 30 days after the date on which the Company notifies the Participant of its election to exercise its Purchase Right (the "Election Date"), the Company shall pay to such Participant, without interest, the aggregate purchase price payable by the Company to purchase the shares of Common Stock pursuant to the Purchase Right; provided, however, that if the aggregate purchase price payable by the
       --------  -------
Company to purchase the shares of Common Stock pursuant to the Purchase Right exceeds the aggregate exercise price paid by such Participant to acquire such shares, but is less than $1,000,000, the Company shall pay the total aggregate purchase price to the Participant in a lump sum within 30 days after the Election Date. If the remaining aggregate purchase price payable, if any, equals or exceeds $1,000,000, the Company may elect to pay such remaining purchase price in excess of $1,000,000 to such Participant in two substantially equal annual installments due and payable, bearing simple interest at then prevailing rates, on the first and second anniversaries, respectively, of the Election Date. The Company may prepay any such installments, in whole or in part, at any time without penalty or premium.

               8.3.2 The Purchase Notice shall specify the place, time and date for the delivery of the shares of the Common Stock which are the subject of the Purchase Notice. Such delivery shall take place at the principal executive offices of the Company during normal business hours on a business day not fewer than 15 nor more than 90 calendar days after delivery of the Purchase Notice. At the place, time, and date so specified, the Participant (or his or her estate, designated beneficiary or legal representative, as the case may be) shall deliver certificates for such shares of the Common Stock, duly endorsed for transfer, along with such other instruments of transfer pertaining to such shares as may be reasonably required by the Board or the Committee.

               8.3.3 If a Participant (o his or her estate, designated beneficiary or legal representative, as the case may be) is obligated to sell any shares of the Common Stock to the Company pursuant to the Purchase Right, and such Participant fails to deliver the certificate(s) or otherwise comply with the terms of this Section 8.3, the Company, upon delivery to such Participant of payment therefor in accordance with this Section 8.3, shall transfer on its records
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                                      -9-

the certificate(s) representing such shares of the Common Stock required to be sold pursuant to this Section 8.3 and such shares shall thereupon cease to be held for any purpose by such Participant. Thereupon all of the rights of such Participant in and to such shares shall be deemed transferred to the Company and the Company may thereupon cancel the certificate(s) representing such shares.

               8.4  Lock-Up.  No shares of the Common Stock may be sold,
                    -------
transferred pledged or otherwise disposed of or hypothecated in violation of or contrary to any restrictions imposed on such sales or transfers by any underwriters in connection with the offering for sale of any capital stock or other security of the Company. All Participants receiving Stock Options under the Plan shall promptly execute all lock-up agreements or letters required by any such underwriters upon the Company's request.

     9.   Changes in Capitalization and Other Matters.
          -------------------------------------------

          9.1  No Corporate Action Restriction.  The existence of the Plan, any
               -------------------------------
Award Agreement and/or the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's, its Parent's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company, its Parent or any Subsidiary (other than the effect of a Merger Event as set forth in Section 6.6 hereof), (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's, its Parent's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company, its Parent or any Subsidiary, (e) any sale or transfer of all or any part of the Company's, its Parent's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company, its Parent or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company, its Parent or any Subsidiary, or any employees, officers or agents of the Company, its Parent or any Subsidiary, as a result of any such action.

          9.2  Recapitalization Adjustments.  In the event of any change in
               ----------------------------
capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board or the Committee shall authorize and make such proportionate adjustments to reflect such change in order to preserve (but not to increase) the benefits to holders of Stock Options, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which awards in respect thereof may be granted under the Plan, the number of shares of the Common Stock covered by each outstanding award, and the exercise price per share of Common Stock in respect of outstanding awards.

          9.3  Mergers.
               -------

               9.3.1 If the Company enters into or is involved in any Merger Event, a Participant's Stock Options shall immediately become one hundred percent (100%) exercisable (regardless of the exercisability or vesting schedule set forth in the Award Agreement or the Plan relating to such Stock Options) and such Participant, at his or her option, shall be entitled (a) to exercise his or her Stock Options and participate in the Merger Event at the same price and on substantially the same terms and conditions as the Company or (b) to receive substitute stock options, if applicable, in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options granted hereunder as of the date of the consummation of the Merger Event. For purposes of this Plan and any Award Agreement relating to a Stock Option granted hereunder, a "Merger Event" means
(i) a merger, reorganization or other business combination with, or a sale of all or substantially all of the assets of the Company to, any person or entity other than an Affiliate, or (ii) during any consecutive twelve (12) -month period, individuals who at the beginning of such period constituted the Company's Board (together with any replacement directors whose appointment by the Company's Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then still in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

               9.3.2 Upon receipt by any affected Participant of any such substitute stock options as a result of any such Merger Event, such Participant's affected Stock Options for which such substitute options were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

               9.3.3 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options, shall be determined in good faith by the Board or the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

          11.5 Drag-Along Rights.
               -----------------

               9.4.1 If, prior to the occurrence of an Initial Public Offering, the Right Start (the "Drag Shareholder") desires to sell all or substantially all of the then outstanding shares of the Common Stock beneficially or legally owned by the Right Start to any third party, other than an Affiliate, at which time the Right Start owns at least fifty percent (50%), on a fully diluted basis, of the Company's voting securities (a "Drag Sale"), then, if requested or required by any such third party purchaser, each Participant or such Participant's permitted transferee under Section 8.2 of the Plan, estate, designated beneficiary or other legal representative, who has acquired Common Stock pursuant to the exercise of Stock Options granted under the Plan or otherwise (the "Drag Seller"), shall sell all such shares of Common Stock, and all shares issued in respect of such shares, whether as a stock dividend or otherwise, to such third party purchaser, in accordance with the terms and provisions of this Section 9.4. All shares of Common Stock sold or transferred pursuant to this Section 9.4.1 shall be sold at the same price and upon the same terms and conditions as the shares of Common Stock being sold by the Right Start.

               9.4.2 The Company shall give each Drag Seller at least 15 days prior written notice of any Drag Sale, containing a description of all material terms and conditions of such Drag Sale. In connection with any Drag Sale, each Drag Seller shall take such actions as may be reasonably required by the Drag Shareholder and shall otherwise cooperate in good faith with the Drag Shareholder. At the closing of a Drag Sale, each Drag Seller shall deliver to the purchaser the certificates for all shares of the Common Stock being sold or transferred by such Drag Seller, duly endorsed for transfer, against payment of the appropriate purchase price.

               9.4.3 Upon consummation of a Drag Sale, if a Drag Seller has not delivered his or her certificates, as contemplated by this Section 9.4, such Drag Seller shall no longer be considered a shareholder of the Company, and such Drag Seller's sole rights shall be to receive the consideration receivable in connection with such Drag Sale upon delivery of the certificates held by such Drag Seller, as contemplated by Section 9.4.2.

     10.  Amendment, Suspension and Termination.
          -------------------------------------

          10.1  In General.  The Board may suspend or terminate the Plan (or any
                ----------
portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company, its Parent or any Subsidiary. No such amendment, suspension or termination shall (a) materially adversely affect the rights of any Participant under any outstanding Stock Options, without the consent of such Participant, or
(b) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

          10.2  Award Agreement Modifications.  The Board or the Committee may
                -----------------------------
(in their sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options in any manner to the extent that the Board or the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, including, without limitation, changing or accelerating the date or dates as of which such Stock Options shall become exercisable. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such award without the consent of such Participant.

     11.  Miscellaneous.
          -------------

          11.1  Tax  Withholding.  The Company shall have the right to deduct
                ----------------
from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, any federal, state, local, foreign or other taxes of any kind which the Board or the Committee, in their sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation.

          11.2  No Right to Employment.  Neither the adoption of the Plan, the
                ----------------------
granting of any award, nor the execution of any Award Agreement, shall confer upon any employee of the Company, its Parent or any Subsidiary any right to continued employment with the Company, its Parent or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company, its Parent or any Subsidiary to terminate the employment of any employee at any time for any reason.

          11.3  Unfunded Plan.  The Plan shall be unfunded and the Company shall
                -------------
not be required to segregate any assets in connection with any awards under the Plan. Any liability of the Company to any person with respect to any award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, its Parent, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

               11.4   Listing, Registration and Other Legal Compliance.  No
                      ------------------------------------------------
awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable securities laws and regulations and any other applicable laws or regulations, including, without limitation, Section 260.140.45 of the Rules promulgated under the California Corporate Securities Law of 1968. The Board or the Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Board or the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of Common Stock delivered under the Plan may bear appropriate legends and may be subject to such stock-transfer orders and such other restrictions as the Board or the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is listed, and any applicable securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any award, or the making of any determination, (b) the issuance or other distribution of Common Stock, or
(c) the payment of amounts to or through a Participant with respect to any award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, its Parent, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

               11.5  Award Agreements.  Each Participant receiving an award
                     ----------------
under the Plan shall enter into an Award Agreement with the Company in a form specified by the Board or the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the award set forth therein and in the Plan.

               11.6  Financial Information.  Each Participant receiving an award
                     ---------------------
under the Plan shall be provided with the Company's annual unaudited financial statements. Such unaudited financial statements shall be provided promptly after their preparation after the Company's fiscal year end; provided, that each Participant shall be provided with unaudited financial statements of the Company at least once annually.

               11.7  Designation of Beneficiary.  Each Participant to whom an
                     --------------------------
award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Board or the Committee and shall not be effective until received by the Board or the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

               11.8  Leaves of Absence/Transfers.  The Board or the Committee
                     ---------------------------
shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company, its Parent or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Board or the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company, its Parent or any such Subsidiary. If a Participant transfers within the Company, or to or from its Parent or any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

               11.9  Governing Law.  The Plan and all actions taken thereunder
                     -------------
shall be governed by and construed in accordance with the laws of the State of California, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

               11.10  Effective Date.  The Plan shall be effective upon its
                      --------------
approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Section 422 of the Code.

          IN WITNESS WHEREOF, this Plan is adopted by the Company on this 10th day of April, 1999.


                                        RIGHTSTART.COM INC.


                                        By: /s/ Jerry R. Welch
                                           ---------------------------------
                                        Name:    Jerry R. Welch
                                        Title:   Chief Executive Officer
                                                 and President


                                        By:  /s/ Gina M. Engelhard
                                           ----------------------------------
                                        Name:    Gina M. Engelhard
                                        Title:   Secretary and Chief
                                                 Financial Officer